Exhibit 99.1
January 16, 2008
Securities and Exchange Commission
Washington, D.C. 20549
Commissioners:
We have read China Healthcare Acquisition Corp.’s statements included under Item 4.01 of its Form 8-K filed on January 16, 2008, and we agree with such statements concerning our firm.

/s/ GOLDSTEIN GOLUB KESSLER LLP
GOLDSTEIN GOLUB KESSLER LLP